Long-term investments	12 Months Ended
Dec. 31, 2017
Available-for-sale financial assets [abstract]
Long-term investments
Long-term investments

	2017				2016
	Cost	Total Impairment	AOCI	Fair Value	Cost	Total Impairment	AOCI	Fair Value
	$	$	$	$	$	$	$	$

Available-for-sale investments:
Calibre Mining Corp.	7,844	(4,330)	2,012	5,526	7,844	(4,330)	2,059	5,573
RTG Mining Inc.	13,400	(12,095)	1,283	2,588	13,400	(10,977)	—	2,423
St. Augustine Gold & Copper Ltd.	20,193	(18,658)	91	1,626	20,193	(18,163)	—	2,030
Goldstone Resources Ltd.	20	(18)	2	4	20	(18)	—	2
Balance, end of year	41,457	(35,101)	3,388	9,744	41,457	(33,488)	2,059	10,028

The Company holds available-for-sale investments in certain public companies, as disclosed in the table above. The Company, through its acquisition of CGA Mining Limited in 2013 acquired investments in the securities of St. Augustine Gold & Copper Ltd. and RTG Mining Inc.

During 2017, the Company recorded an impairment loss totalling $1.6 million (2016 - $2.9 million) in the statement of operations, as a result of a significant further decline in the fair value of its available-for-sale equity securities. At December 31, 2017, the Company recorded a $1.1 million unrealized gain net of related deferred income taxes of $0.2 million (2016 - $0.8 million unrealized gain net of related deferred income taxes of $0.3 million) in the statement of other comprehensive income (“OCI”), as a result of a change in the fair value of its investments.